Registration No. 333-17671
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                       POST-EFFECTIVE AMENDMENT NO. 19 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

       SEPARATE ACCOUNT FP
                of
 AXA EQUITABLE LIFE INSURANCE COMPANY        Christopher M. Condron,
    (Exact Name of Trust)                    Chief Executive Officer
 AXA EQUITABLE LIFE INSURANCE COMPANY     AXA EQUITABLE LIFE INSURANCE COMPANY
   (Exact Name of Depositor)                  1290 Avenue of the Americas
  1290 Avenue of the Americas                 New York, New York 10104
   New York, New York 10104              (Name and Address of Agent for Service)
(Address of Depositor's Principal
     Executive Offices)

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              Telephone Number, Including Area Code: (212) 554-1234

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                  Please send copies of all communications to:

        WILLIAM J. EVERS                           with a copy to:
           Counsel                             Thomas C. Lauerman, Esq.
AXA Equitable Life Insurance Company              Foley & Lardner
1290 Avenue of the Americas                     Washington Harbour
New York, New York 10104                     3000 K Street, Northwest
                                              Washington, D.C. 20007

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      Securities Being Registered: Units of Interest in Separate Account FP

It is proposed that this filing will become effective (check appropriate line):

/X/   immediately upon filing pursuant to paragraph (b) of Rule 485

/ /   on (May 1, 2004) pursuant to paragraph (b) of Rule 485

/ /   60 days after filing pursuant to paragraph (a) of Rule 485

/ /   on (   date    ) pursuant to paragraph (a) of Rule 485



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                                      NOTE

This Post Effective Amendment No. 19 ("PEA") to the Form S-6 Registration Statement No. 333-17671 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account FP is being filed for the purpose of including in this Registration Statement the additions/modifications reflected in the supplement to the Champion 2000 prospectus. The PEA does not amend or delete any Champion 2000 prospectus, or any other supplement thereto, or any other part of the Registration Statement except as specifically noted herein.

AXA Equitable Life Insurance Company

SUPPLEMENT DATED NOVEMBER 12, 2004 TO THE MARCH 2, 1992, MAY 1, 1993 AND MAY 1, 1994 PROSPECTUSES AND SUPPLEMENTS TO THOSE PROSPECTUSES FOR THE CHAMPION 2000 MODIFIED PREMIUM VARIABLE LIFE INSURANCE POLICY
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This supplement modifies certain information in the above-referenced
Prospectuses and Statements of Additional Information, as previously supplemented to date (the "Prospectus.")1 The terms and section headings we use in this supplement have the same meaning as in the Prospectus. You should keep this supplement with your Prospectus and all other supplements.

The purpose of this supplement is to describe the Flexible Premium Option under your policy.

(1) In the "Summary of Champion 2000 Features", the following bulleted statement is added to the section entitled, "Premiums":

     o Under the Flexible Premium Option, you may elect to make flexible premiums instead of scheduled premiums. This option allows for a more flexible premium structure in exchange for giving up certain guarantees under the policy.

(2) In "Premiums," the following new section is added following the section entitled "Premium Amounts And Due Dates":

     FLEXIBLE PREMIUM OPTION

     You may request that your policy allow for greater flexibility in the payment of premiums. You may make this request at any time prior to the policy anniversary nearest the 100th birthday of the insured person.

     Under the Flexible Premium Option, you may pay premiums at any time prior to attained age 100 of the insured person while your policy is in force. Premium payments, however, will be limited to an amount that will not cause an increase in the death benefit of the policy. We will return any excess premium payment to you.

     If the Flexible Premium Option is elected, the policy will no longer have a minimum death benefit guarantee or a Maturity Benefit as described in the Prospectus. We will not require evidence of insurability in order to elect the Flexible Premium Option. However, if the disability waiver rider is in effect, we will require a signed certification that the insured person is not currently disabled.

     If you elect the Flexible Premium Option, payment of scheduled premiums is no longer required and Tabular Values will no longer apply.

     The election of the Flexible Premium Option will be effective on the monthly policy anniversary that coincides with or next follows the date we approve your request (or on the date of default, if we approve your request while the policy is in a grace period). If we approve your request when the policy is in a grace period, the amount of the payment due, if any, will be calculated as described in Item (7) below. Any additional benefit riders that are in force on the effective date of the option election will continue to be in force unless specifically noted otherwise.

     Election of the Flexible Premium Option is subject to the following conditions:

     a) Your policy must be in force (this includes a policy which is in a grace period);

     b) We must not be paying any scheduled premiums under the terms of a disability waiver benefit;

     c) If a policy is not in a grace period (i.e., it passes either the Policy Account Test or the Premium Test), but a loan plus any accrued loan interest is greater than the policy's Cash Surrender Value on the date we receive your request, you must first make the required repayment as described in the "Loan Value" provision of your policy before we will approve your request to elect the Flexible Premium Option. While you may repay all or part of the loan, the required repayment is an amount not less than the amount by which a loan and any accrued interest exceeds the Cash Surrender Value. (See "Borrowing From Your Policy Account");

     d) Your policy must not be currently continued under either the Fixed Benefit Paid-Up Extended Term Insurance or Fixed Benefit Reduced Paid-Up Insurance options;

     e) Your policy's Death Benefit Option on and after the date you elect the Flexible Premium Option must be Option A. A change to Death Benefit Option B will not be allowed. The face amount of the policy on the effective date of the Flexible Premium Option will equal the Death Benefit of the policy;

----------
(1) The dates of such prior Prospectuses are listed for your information at the end of this supplement. You should keep this supplement with your Prospectus and any previous Prospectus supplement. We will send you a copy of any Prospectus or supplement, without charge, on written request.


                                                                          x00900

     f) If your policy lapses after the effective date of election of the Flexible Premium Option, it cannot be kept in force by either the Fixed-Benefit Paid-Up Extended Term Insurance option or the Fixed-Benefit Reduced Paid-Up Insurance option as described on Page 16 of the Prospectus under "Options On Lapse";

     g) If there is a disability waiver rider in effect on the date that the Flexible Premium Option is elected, the scheduled premiums that we will pay (but not beyond age 100 of the insured person) in the event of any later total disability of the insured person that is covered under the terms of that rider will be the sum (adjusted for any later policy change) of the scheduled premium for basic life insurance for the face amount of the policy on the effective date of the Flexible Premium Option election and the scheduled premiums for any additional benefit riders, as shown in the supplemental Policy Information pages that we will send to you. If you elect the Flexible Premium Option, the payment by us of scheduled premium(s) under the terms of that rider will not prevent a potential later default of the policy while such payment by us continues; default is determined as stated in the changes to the "Your Policy Can Lapse" section described below;

     h) Rider coverage may not be changed. Riders, however, may be terminated by request; and

     i) You may not exercise the Substitution of Insured Person Rider as described in "Changes in Insurance Protection," after the Flexible Premium Option election is effective.

(3) If you elect the Flexible Premium Option, the following new section is added in "Death Benefits" section of the Prospectus:

     DEATH BENEFIT AFTER AGE 100

     The Death Benefit after age 100 of the insured person will equal the greater of the Face Amount of insurance or a percentage of the amount in the Policy Account on the date of death. That percentage will be 101%.

     Also, the following paragraph is added after the two bulleted items describing Option A and Option B death benefit options:

     If you elect the Flexible Premium Option, the death benefit option of your policy on and after the date of the option election must be Option A. A change to Option B is not permitted.

(4) If you elect the Flexible Premium Option, the text in the Prospectus under "Maturity Benefits" is deleted and replaced with the following:

     If your policy is in force on the policy anniversary when the insured person reaches age 100, it will remain in force subject to the policy loan provisions. However, no premium payments (except as needed to prevent the policy from lapsing) or reductions in face amount will be permitted after age 100 of the insured person; policy loans, loan repayments, partial withdrawals, and transfers among your investment options may continue to be made, subject to our normal rules as stated in other provisions of the policy pertaining to these items. No deductions for cost of insurance or administrative charges will be made after age 100 of the insured person. If your policy continues beyond age 100 of the insured person, it may not continue to qualify as life insurance and may be subject to adverse tax consequences. You should consult your tax advisor prior to continuing coverage beyond that time.

(5) In the "Partial Withdrawals From Your Policy Account" section of the Prospectus, please note the following changes.

     The following new section is added:

     PARTIAL WITHDRAWALS IF YOU ELECT THE FLEXIBLE PREMIUM OPTION

     After the Flexible Premium Option election is effective, any partial withdrawal may be made for up to the Net Cash Surrender Value on the date of withdrawal. A partial withdrawal that would reduce the Face Amount below $50,000 is not permitted. The requirement that the Policy Account after the withdrawal may not be less than the Tabular Policy Account Value will no longer apply. The minimum withdrawal amount of $500 and the expense charge for partial withdrawals of $25, or 2% of the amount withdrawn if less, will still apply.

(6) In "Deductions and Charges," the following paragraph is added to the section of the Prospectus entitled, "Surrender Charges":

     There is no surrender charge deducted from the Policy Account due to electing the Flexible Premium Option. The schedule of surrender charges that is applicable to your policy will continue to apply after you elect this option. All other policy charges and deductions (except for the monthly charge for the minimum death benefit guarantee) will continue to apply.

(7) If you elect the Flexible Premium Option, the section of the Prospectus entitled "Your Policy Can Lapse," is replaced in its entirety with the following:

     YOUR POLICY CAN TERMINATE. Your policy may terminate if a default occurs as described below, or if any outstanding policy loan plus accrued loan interest exceeds the policy's Cash Surrender Value. If your policy terminates during the first fifteen policy years, you will incur surrender charges.

     At the beginning of each policy month, we compare the Net Cash Surrender Value to the total monthly deductions described in the "Monthly Deductions" provision. If the Net Cash Surrender Value is sufficient to cover the total monthly deductions, this policy is not in default.

     If the Net Cash Surrender Value at the beginning of any policy month is not sufficient to cover the total monthly deductions, the policy is in default as of the first day of such policy month. If the policy is in default, we will send you and any assignee on our records at last known addresses written notice stating that a grace period of 61 days has begun starting with the date the notice is mailed. The notice will also state the amount of payment that is due.

     The payment required will be an amount sufficient to increase the Net Cash Surrender Value to cover all monthly deductions for 3 months, calculated assuming no interest or investment performance was credited to or charged against the Policy Account and no policy changes were made. If we do not receive such amount at our Administrative Office before the end of the grace period, we will then (1) withdraw and retain any amount in your Policy Account; and (2) send a written notice to you and any assignee on our records at last known addresses stating that this policy has ended without value.

     If we receive the requested amount before the end of the grace period, but the Net Cash Surrender Value is still insufficient to cover total monthly deductions, we will send a written notice that a new 61day grace period has begun and request an additional payment.

     If the insured person dies during a grace period, we will pay the Insurance Benefit as described in this Prospectus under "Death Benefits." We will deduct any monthly deductions due from the policy proceeds.

     While a policy is in the grace period, you may not transfer Policy Account value, decrease the Face Amount or make a partial withdrawal.

(8) If you elect the Flexible Premium Option, the text in the Prospectus under "You May Reinstate The Policy" is deleted and replaced by the following:

     Unless the policy has been surrendered for its Net Cash Surrender Value, you may reinstate a lapsed policy within five years after the grace period has expired if:

     o    You apply for reinstatement during the five year period;

     o You provide evidence satisfactory to us that the insured person (and any other person insured under a rider) is still insurable; and

     o You make the required premium payment. The required premium payment will be an amount sufficient to cover (i) total monthly deductions for three months, calculated from the effective date of reinstatement;
          (ii) any excess of the applicable surrender charge on the date of reinstatement over the surrender charge that was deducted on the date of default; and (iii) the charge for applicable taxes, the payment processing charge, the premium charge, and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance was credited to or charged against your Policy Account.

     Some states may vary the time period or amount of the payments described above. See "Tax Effects" for the potential tax consequences of reinstatement.

     We must receive the required payment while the insured person is alive. We will deduct the charge for applicable taxes, the payment processing charge, and the premium charge from the required payment. The Policy Account on the date of reinstatement will be equal to the balance of the required payment plus a surrender charge credit. The surrender charge credit will be the surrender charge that was deducted on the date of default, but not greater than the applicable surrender charge as of the effective date of reinstatement.

     The effective date of reinstatement will be the beginning of the policy month that coincides with or next follows the date we approve your request. We will start to make monthly charges again as of the effective date of reinstatement. The schedule of surrender charges that was applicable on the date of default will also be applicable to the reinstated policy.

     We reserve the right to decline to reinstate your policy if, in our opinion, it would cause this policy to fail to qualify as life insurance under applicable tax law.

(9) If you elect the Flexible Premium Option, the following tax information should be read in conjunction with your Prospectus.

     IMPORTANT TAX INFORMATION

     The "Tax Effects" section of the Prospectus you received when you acquired your policy indicated that the Federal income tax consequences of a distribution from your policy would depend on whether your policy is determined to be a "modified endowment contract", hereinafter sometimes also referred to as a "MEC". A policy would be treated as a MEC unless cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premium limit for your policy. See Page 17 of the Prospectus.

     Whenever there is a "material change" under a policy, it will generally be treated as a new policy for the purposes of testing for MEC status. Election of the Flexible Premium Option will be treated as a "material change" of your policy and result in a new seven-pay testing period and new seven-pay limits. Your policy will be treated as a MEC unless cumulative premiums paid at all times during the seven years after the material change, are less than or equal to the newly determined cumulative seven-pay limit for your policy.

     If the benefits under your policy are reduced within seven years after a material change, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals or terminating additional benefits under a rider, the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment.

     As a reminder to you of the potential differences in the income tax treatment of distributions to you (loans, partials withdrawals and full surrender) depending on whether your policy is a MEC or not, the following paragraphs from your earlier Prospectus(es) are repeated below for your convenience.

     If your Champion 2000 policy is not a modified endowment, as long as it remains in force, a loan under your policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest on the loan will generally not be tax deductible. After the first fifteen policy years, the proceeds from a partial withdrawal will not be subject to Federal income tax except to the extent such proceeds exceed your "Basis" in your policy. Your Basis in your policy generally will equal the premiums you have paid less any amounts previously recovered through tax-free policy distributions. During the first fifteen policy years, the proceeds from a partial withdrawal could be subject to Federal income tax to the extent your Policy Account value exceeds your Basis in your policy. The portion subject to tax will depend upon the ratio of your death benefit to the Policy Account Value (or, in some cases, the premiums paid) under your policy and the age of the insured person at the time of the withdrawal. If at any time your policy is surrendered, the excess, if any, of your Cash Surrender Value (which includes the amount of any policy loan and accrued loan interest) over your Basis will be subject to Federal income tax. In addition, if a policy lapses while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Upon the Maturity Date of the policy, if applicable, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy will be subject to Federal income tax.

     If your policy is a modified endowment, any distribution from your policy will be taxed on an "income first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or pledge to secure a loan) or partial withdrawal. Any such distribution will be considered taxable income to you to the extent your Policy Account value exceeds your Basis in the policy. For modified endowments, your Basis would be increased by the amount of any prior loan under your policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowments issued by the same insurer or an affiliate to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowments.

     A 10% penalty tax will also apply to the taxable portion of a distribution from a modified endowment. The penalty tax will not, however, apply to distributions (i) to taxpayers 59-1/2 years of age or older, (ii) in the case of disability (as defined in the Internal Revenue Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the beneficiary. If your policy is surrendered, the excess, if any, of your Cash Surrender Value over your Basis will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. If your policy lapses while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules. In addition, upon the Maturity Date of the policy, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy will be subject to Federal income tax and, unless an exception applies, a 10% penalty tax.

     If your policy becomes a modified endowment, distributions that occur during the policy year it becomes a modified endowment and any subsequent policy year will be taxed as described in the two proceeding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment could later become taxable as a distribution from a modified endowment. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment.

     The information below is also repeated from an earlier prospectus for your convenience. It generally applies to certain business use of policies issued after June 8, 1997. However, certain material changes to existing policies could cause your policy to be considered a new policy for purposes of this effective date. Therefore, where your policy would otherwise be subject to these rules but for the effective date, you should carefully consider the effect, if any, that electing the Flexible Premium Option might have before you elect the option.

     TRADE OF BUSINESS ENTITY OWNS OR IS DIRECTLY OR INDIRECTLY A BENEFICIARY OF THE POLICY. Where a policy is owned by other than a natural person, the owner's ability to deduct interest on business borrowing unrelated to the policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer's otherwise deductible interest expense unless the policy covers only one individual and such individual is, at the time first covered by the policy, a 20% owner of the trade or business entity that owns the policy, or an officer, director, or employee of such trade or business. Although this limitation generally does not apply to policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the beneficiary under the policy, (e.g., pursuant to a split-dollar arrangement) the policy shall be treated as held by such trade or business. The effect will be that a portion of the trade or business entity's deduction for its interest expenses will be disallowed unless the above exception applies.

     The portion of the entity's interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer's average unborrowed cash value and average adjusted bases of all other assets. These rules disallowing interest expenses for trade or business entities generally apply to policies issued after June 8, 1997 in taxable years ending after such date. However, for purposes of the preceding sentence, any material increase in the death benefit or other material change in a contract shall be treated as a new contract. Any corporate or business use of life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to business-owned life insurance.

     Split-dollar arrangements. If your policy is held under a split-dollar arrangement, it may be grandfathered under recent Internal Revenue Services Notices and proposed and final regulations issued in the last several years. A material modification to an existing arrangement may result in a change in tax treatment or loss of grandfathering. Final regulations provide a non-exclusive list of changes that are not material modifications which include a change solely in the mode of premium payment (for example, a change from monthly to quarterly premium payments). No guidance is provided as to the effect that an election of an option, such as the Flexible Premium Option, would have. Transition and grandfathering rules should be carefully reviewed with your tax or legal adviser for any split-dollar arrangements or business arrangement use of the policy as to the possible effect, if any, of electing the Flexible Premium Option, before any decision to elect the option is made.

(10) Dates of Previous Prospectuses and Supplements:

     Prospectus Dates: 3/2/92; 5/1/93; and 5/1/94

     Supplement Dates: 5/1/95; 5/1/96; 5/1/97; 5/1/98; 5/1/99; 8/30/99; 5/1/00;
     5/1/01; 5/1/02; 12/15/02; 5/1/03; 7/28/03; and 5/1/04.

                                     PART II

No amendment or deletion is made of any information set forth under the Part II items as provided in the Registration Statement (File No. 333-17671) on April 27, 2004.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.


1. The Supplement dated November 12, 2004 consisting of 9 pages.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, in the City and State of New York, on the 12th day of November, 2004.

                                     SEPARATE ACCOUNT FP OF AXA EQUITABLE
                                     LIFE INSURANCE COMPANY
                                     (REGISTRANT)

[SEAL]                               By:   AXA EQUITABLE LIFE INSURANCE COMPANY,
                                           (DEPOSITOR)



                                     By:   /s/ Dodie Kent
                                           ------------------------------
                                              (Dodie Kent)
                                               Vice President



Attest:  /s/ Linda Galasso
        ------------------------
            (Linda Galasso)
             Assistant Secretary
             November 12, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 12th day of November, 2004.

                                            AXA EQUITABLE LIFE INSURANCE COMPANY
                                            DEPOSITOR


                                            By:  /s/ Dodie Kent
                                                --------------------------------
                                                    (Dodie Kent)
                                                     Vice President

      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron             Chairman of the Board, President,
                                    Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                   Vice Chairman of the Board
                                    Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                  Senior Vice President and Controller


*DIRECTORS:

Bruce W. Calvert               Denis Duverne                W. Edwin Jarmain
Christopher M. Condron         Jean-Rene Fourtou            Christina Johnson
Henri de Castries              John C. Graves               Scott D. Miller
Claus-Michael Dill             Donald J. Greene             Joseph H. Moglia
Joseph L. Dionne               Mary R. (Nina) Henderson     Peter J. Tobin
                               James F. Higgins             Stanley B. Tulin











*By:  /s/ Dodie Kent
     -----------------------
         (Dodie Kent)
          Attorney-in-Fact
          November 12, 2004